                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:
[X]      Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]      Definitive Information Statement


                               Constellation Funds
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                               CONSTELLATION FUNDS
                         1205 WESTLAKES DRIVE, SUITE 280
                                BERWYN, PA 19312

                 CONSTELLATION TIP TAX MANAGED U.S. EQUITY FUND

                  ---------------------------------------------
                              INFORMATION STATEMENT
                  ---------------------------------------------


         This Information Statement, which is first being mailed on or about January 7, 2005, is distributed in connection with the proposed reorganization of the Constellation TIP Tax Managed U.S. Equity Fund (the "Fund"), a series of the Constellation Funds, a Delaware statutory trust (the "Constellation Trust"), with and into a newly-created series (the "New Fund") of the Turner Funds, a Massachusetts business trust (the "Turner Trust"). The proposed reorganization (the "Proposal") is expected to be approved by the Fund's Majority Shareholder (as defined below) by execution of a written consent on or before January 28, 2005. THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Fund shareholders of record as of January 1, 2005 (the "Record Date") shall be entitled to receive this Information Statement. On the Record Date, [NAME OF SHAREHOLDER] (the "Majority Shareholder") owned of record or beneficially [XX.XX%] of the outstanding shares of the Fund. The Majority Shareholder is not an affiliate of Constellation Investment Management Company, LP ("CIMCO"), the adviser to the Fund, or of Turner Investment Partners, Inc. ("Turner"), the adviser to the New Fund.

         The Constellation Trust currently offers 23 series of shares, including the Fund, each of which represents a separate investment portfolio. The Fund currently offers Class II shares. As of the Record Date, [XXX,XXX,XXX] Class II shares of the Fund were outstanding.

         The Proposal was discussed and approved by the Board of Trustees of the Constellation Trust, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Constellation Trust, at an in-person meeting held on November 18, 2004.

         Under the Constellation Trust's Declaration of Trust, as Amended and Restated (the "Declaration of Trust") the Board of Trustees can, to the extent permitted by applicable law, merge, reorganize or sell all or substantially all of the assets of the Fund without shareholder approval. The Board of Trustees have determined that it would be appropriate to seek shareholder approval of the Proposal. Under the Declaration of Trust this requires the approval of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Each shareholder of the Fund is entitled to one vote for each outstanding whole share standing in the shareholder's name on the books of the Constellation Trust, and each outstanding fractional share is entitled to a proportionate fractional vote. As stated above, the Majority Shareholder has indicated that, as permitted by the Declaration of Trust, it intends to execute a written consent on or before January 28, 2005, which would by itself constitute the necessary shareholder approval of the Proposal in accordance with the 1940 Act. It is expected that the Proposal will be implemented effective on or about January 28, 2005.

All expenses relating to this Proposal are being borne solely by Turner, and not by shareholders of the Fund.

NO ACTION IS REQUIRED TO BE TAKEN BY YOU AS A SHAREHOLDER OF THE FUND; THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR YOUR INFORMATION AS REQUIRED BY RELEVANT FEDERAL SECURITIES LAWS.

FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE ANNUAL REPORT OF THE CONSTELLATION TRUST FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004, WHICH HAS BEEN MAILED TO SHAREHOLDERS. IT IS INTENDED THAT ONLY ONE COPY OF THIS INFORMATION STATEMENT WILL BE MAILED TO THOSE ADDRESSES SHARED BY TWO OR MORE ACCOUNTS. SHAREHOLDERS MAY OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT OR THIS INFORMATION STATEMENT FREE OF CHARGE BY WRITING TO THE CONSTELLATION TRUST AT THE ADDRESS LISTED ABOVE, OR BY TELEPHONING 1-866-242-5742.


             IMPORTANT NOTE CONCERNING RECENT CHANGES TO THE FUND'S
                          INVESTMENT OBJECTIVE AND NAME

         The Fund's current non-fundamental investment objective is to seek long-term capital appreciation while attempting to minimize the impact of taxes on the returns earned by shareholders. On November 18, 2004, the Board of Trustees approved a proposal to eliminate from the Fund's investment objective, effective January 31, 2005, any reference to seeking to minimize the impact of taxes on the returns earned by shareholders. To make this change more evident, the Board of Trustees also approved changing the Fund's name to eliminate the reference to tax management. The Fund was not required to seek, and did not seek, shareholder approval of these changes. Shareholders received written notice of these changes on or around December 1, 2004. Accordingly, effective January 31, 2005 the Fund's new name will be the "Constellation TIP Core Growth Fund" and the Fund's new non-fundamental investment objective will be to seek long-term capital appreciation.

         Because the changes to the Fund's name and investment objective will be effective regardless of whether the Proposal is approved by the Majority Shareholder, for purposes of this Information Statement all discussions concerning the Fund's investment objective will refer to the new investment objective that will be effective January 31, 2005. In addition, in order to avoid confusion and to more accurately reflect these changes, the Fund will generally be referred to throughout this Information Statement as the "Constellation Core Growth Fund." The newly-created series of the Turner Funds will generally be referred to as the "Turner Core Growth Fund."

         For your reference, a copy of the Turner Core Growth Fund's preliminary prospectus, as recently filed with the Securities and Exchange Commission (the "SEC"), is attached as Exhibit A to this Information Statement. The information in the Turner Core Growth Fund's preliminary prospectus is not complete and may be changed, and is attached for informational purposes only. The Turner Funds may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

              PROPOSAL: APPROVAL OF THE REORGANIZATION OF THE FUND
             WITH AND INTO CORRESPONDING SERIES OF THE TURNER TRUST.

         On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized with and into the Constellation TIP Tax Managed U.S. Equity Fund, a newly-created series of the Constellation Trust. On November 18, 2004, the Constellation Trust's Board of Trustees approved a plan to deliver the Fund back to the Turner Trust by reorganizing the Fund into a new series of the Turner Trust that is being created specifically for this purpose. A form of the agreement and plan of reorganization (the "Agreement") is attached as Exhibit B to this Information Statement. As discussed above, the Board also approved changes to the Fund's non-fundamental investment objective and name to eliminate from the Fund's investment objective and name any reference to seeking to minimize the impact of taxes on the returns earned by shareholders. Accordingly, the newly reorganized fund will not seek to minimize the impact of taxes on the returns earned by shareholders. Other than this change, however, the Turner Core Growth Fund have the same substantially the same policies, risks, restrictions and limitations, as the existing Constellation Core Growth Fund.

         Under the Constellation Trust's Declaration of Trust, the Board can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 14, 1998 without shareholder approval. However, the Board of Trustees have determined that it would be appropriate to seek shareholder approval of the Proposal. The next few pages of this Information Statement discuss important details of the reorganization.

         AGREEMENT AND PLAN OF REORGANIZATION. This agreement spells out the terms and conditions that will apply to the Fund's reorganization into the Turner Core Growth Fund (assuming that the Majority Shareholder consents to the reorganization as expected). The reorganization is subject to a number of conditions set forth in the Agreement. The Board may waive certain of these conditions. The significant conditions that may not be waived include: (a) the receipt by the Constellation Trust and the Turner Trust of an opinion of counsel to the Turner Trust, as to certain federal income tax aspects of the reorganization; and (b) the approval of the Agreement by the required percentage of shareholders of the Fund. The Board can terminate the Agreement and abandon the reorganization at any time (whether before or after the Majority Shareholder consents to it) before the closing date. In addition, the Board may amend the Agreement. For a complete description of these terms and conditions, please see the form of the Agreement in Exhibit B to this Information Statement. The description of the reorganization and the reorganization agreement in this Information Statement is qualified in its entirety by reference to the form of the Agreement in Exhibit B.

         STEPS TO REORGANIZE. The reorganization would be accomplished in a three-step process. First, your Fund would transfer all of its assets to the Turner Core Growth Fund, and the Turner Core Growth Fund would assume your Fund's liabilities. Second, and simultaneously with step one, the Turner Core Growth Fund would open an account for you, crediting it with corresponding shares of the Turner Core Growth Fund that are equivalent in value to your investment in shares of your Fund at the time of the reorganization. Every shareholder will receive the same number of shares of the Turner Core Growth Fund as the number of Fund shares held by the shareholder immediately before the reorganization. Third, the Fund would be terminated. If approved by the Majority Shareholder, the reorganization is expected to take place after the close of trading on Friday, January 28, 2005. Accordingly, shareholders will own shares of the Turner Core Growth Fund effective Monday, January 31, 2005.

         THE REORGANIZATION IS EXPECTED TO BE TAX-FREE AT THE FEDERAL LEVEL. The reorganization is expected to have no federal income tax consequences for you or the Fund. Following the reorganization, from a tax standpoint, the adjusted basis of your Turner Core Growth Fund shares should be the same as the Constellation Core Growth Fund. Shareholders are not expected to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the reorganization in the agreement and plan of reorganization.

         COMPARING INVESTMENT ADVISORY FEES. One of the hallmarks of the Constellation Trust is the universal employment of "performance fees" for the adviser and each sub-adviser. Performance fees are fees that start at a base or "fulcrum" point, and adjust upward or downward based on the fund's performance in relation to a specified index of securities. The amount of each Constellation Fund's performance adjustment, either upwards or downwards, is capped at a maximum (for outperformance) and minimum (for underperformance) level. The Constellation Core Growth Fund's base advisory fee is 0.75%, and this fee may, beginning in May 2005, range from 0.60% to 0.90% depending on the Fund's performance relative to the S&P 500 Index. Fee adjustments would apply if the Fund outperforms or underperforms its benchmark by 3.00% or more.

         As proposed, the advisory fee for the Turner Core Growth Fund will be 0.75%, without any performance fee adjustments. This is the same level as the investment advisory fee for the predecessor Turner Fund prior to its May 7, 2004 reorganization into the Constellation Trust. The advisory fee will not, however, be subject to performance adjustments. Accordingly, the Turner Core Growth Fund will operate under the same advisory fee arrangement as the predecessor Turner Fund prior to its May 7, 2004 reorganization into the Constellation Trust.

         COMPARING FUND EXPENSES. CIMCO has contractually agreed to waive advisory fees and reimburse expenses to keep the Constellation Core Growth Fund's "Other Expenses" from exceeding 0.50% through January 31, 2006. Because the Constellation Core Growth Fund's advisory fees are variable beginning in May 2005 (as discussed above), CIMCO believed that it was necessary to cap the Fund's "Other Expenses," rather than its "Total Annual Fund Operating Expenses." Other Expenses include administrative, custody, transfer agency, legal, accounting/auditing and other operating expenses, but exclude investment advisory and rule 12b-1 fees. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments would be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited. As a result of these contractual waivers and reimbursements, the Constellation Core Growth Fund's "Net Total Operating Expenses" for the fiscal year ended September 30, 2004 was 1.25%.

         Turner is committed to ensuring that shareholders of the Fund not be subjected to additional fund operating expenses as a result of the reorganization, and has voluntarily committed to waive fees and reimburse expenses to keep the new Turner Core Growth Fund's "Net Total Annual Fund Operating Expenses" from exceeding 0.59%. Turner may discontinue this arrangement at any time but has no present intent to do so.

         COMPARING ADVISORY STRUCTURES. CIMCO serves as the investment adviser to the Constellation Core Growth Fund. CIMCO operates the Constellation Core Growth Fund under a "manager of managers" approach, and CIMCO has hired Turner as sub-adviser to the Fund. As investment adviser, CIMCO reviews, supervises and administers the Fund's investment program, ensures compliance with the Fund's investment policies and guidelines, and has the ultimate responsibility over the performance of the Fund. As investment sub-adviser, Turner provides day-to-day portfolio management for the Constellation Core Growth Fund.

         The Turner Core Growth Fund will be advised directly by Turner. Accordingly, Turner will continue to provide day-to-day portfolio management for the reorganized Fund, and will also review, supervise and administer the Fund's investment program, ensure compliance with the Fund's investment policies and guidelines, and have ultimate responsibility over the performance of the Fund.

         OVERVIEW OF THE TURNER CORE GROWTH FUND. A detailed description of the Turner Core Growth Fund's proposed principal investment strategy and principal risks, as well as a comparison of the Turner Core Growth Fund's anticipated fees and expenses versus the Constellation Core Growth Fund's fees and expenses as of its most recent fiscal year end, is included below:

PRINCIPAL STRATEGY

The Turner Core Growth Fund will invest primarily in common stocks and other equity securities of U.S. companies that Turner considers to have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval.

The Turner Core Growth Fund will invest in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Turner Core Growth Fund will typically invest in the common stocks of large to medium sized companies, it may invest in companies of any size or in any industry in order to achieve its objective.

In selecting companies, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Turner Core Growth Fund will be subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Turner Core Growth Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Turner Core Growth Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Turner Core Growth Fund will also be subject to taxable income and realized capital gains. Shareholder redemptions may force the Turner Core Growth Fund to sell securities at an inappropriate time, also resulting in realized gains.

The medium capitalization companies in which the Turner Core Growth Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Turner Core Growth Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

FEES AND EXPENSES

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                            Constellation Core Growth Fund      Turner Core Growth Fund -
                                                                   - Class II Shares                 Class I Shares
                                                            -------------------------------     --------------------------
Redemption Fee (as a percentage of amount                                2.00%(1)                          2.00%(1)
     redeemed, if applicable)...........................

Investment Advisory Fees............................                     0.75%(2)                          0.75%(2)

Distribution (12b-1) Fees..............................                  None                              None

Other Expenses.........................................                  1.39%(3)                          0.30%(3)
                                                                       ------                            ------
TOTAL ANNUAL FUND OPERATING EXPENSES........                             2.14%                             1.05%

        Less Fee Waivers and Expense Reimbursements                    (0.89)%(4)                         (0.46)%(4)
                                                                       ------                            ------
NET TOTAL OPERATING EXPENSES........                                     1.25%                             0.59%


------------
(1) Applies to redemptions within 90 days of purchase. In addition to any applicable redemption fee, a $10 fee may be imposed for wire transfers of redemption proceeds.
(2) Beginning May 1, 2005, the Constellation Core Growth Fund's advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Index. The Turner Core Growth Fund's advisory fee will not be subject to a performance adjustment.
(3) "Other Expenses" for the Constellation Core Growth Fund include a shareholder servicing fee of 0.25%, and are based on the Fund's most recent fiscal year end. "Other Expenses" for the Turner Core Growth Fund are estimated.
(4) CIMCO has contractually agreed to waive advisory fees and reimburse expenses to keep the Constellation Core Growth Fund's "Other Expenses" from exceeding 0.50% through January 31, 2006. Turner has voluntarily committed to waive fees and reimburse expenses to keep the Turner Core Growth Fund's "Total Annual Fund Operating Expenses" from exceeding 0.59%. Turner may discontinue this arrangement at any time but has no present intent to do so.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Constellation Core Growth Fund with the cost of investing in the Turner Core Growth Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                  1 Year         3 Years        5 Years      10 Years
                                                                  ------         -------        -------      --------
Constellation Core Growth Fund - Class II Shares...                $XXX           $XXX            $XXX        $X,XXX
Turner Core Growth Fund - Class I Shares...........                $XXX           $XXX            $XXX        $X,XXX



         AUTHORIZED SHARE CLASSES. The Constellation Trust and the Turner Trust each currently offer Class I and Class II Shares to investors. These separate share classes provide for variations in expenses -- Class I Shares do not pay any shareholder servicing or distribution fees, whereas Class II shares are authorized to pay shareholder servicing fees at an annual rate not to exceed 0.25% of average daily net assets and distribution fees at an annual rate not to exceed 0.75% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940.

         The Constellation Core Growth Fund offers only Class II Shares, which currently pay shareholder servicing fees at an annual rate of 0.25% of average daily net assets but do not pay distribution fees. The Turner Core Growth Fund will offer only Class I Shares, which will not pay either shareholder servicing or distribution fees.

         MINIMUM INITIAL INVESTMENTS, SUBSEQUENT INVESTMENTS AND ACCOUNT SIZE. The minimum initial investment in Class II Shares of the Constellation Core Growth Fund is generally $2,500, and minimum subsequent investments are $50 by phone, mail, wire or online or $25 through the Constellation Trust's Systematic Investment Plan. The Constellation Trust reserves the right to waive these minimum initial and subsequent investment requirements. In addition, shareholders of the Fund are generally required to maintain a minimum account balance of $1,000, and if a shareholder's account balance drops below $1,000 due to redemptions the shareholder may be required to sell his or her shares.

         The minimum initial investment in Class I Shares of the Turner Core Growth Fund will generally be [$250,000], and minimum subsequent investments are [$100,000] by phone, mail, wire or online or $[100,000] through the Turner Trust's Systematic Investment Plan. The Turner Trust reserves the right to waive these minimum initial and subsequent investment requirements, and may waive these minimum investment requirements for persons investing in the Turner Core Growth Fund through a "wrap" or managed account program, or through an employer-sponsored retirement plan. In addition, shareholders of the Turner Core Growth Fund will generally be required to maintain a minimum account balance of [$250,000], and if a shareholder's account balance drops below [$250,000] due to redemptions the shareholder may be required to sell his or her shares.

         YOUR FUND WILL KEEP THE SAME FISCAL YEAR END AND INCOME DISTRIBUTION SCHEDULE. The Turner Core Growth Fund will keep its September 30th fiscal year end. In addition, as reorganized, the Turner Core Growth Fund will continue to distribute their income annually as a dividend to shareholders.

         THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR FUND'S SHARE PRICE
(NAV). On the day of the reorganization, the Turner Core Growth Fund will be the same as that of the Constellation Core Growth Fund. As indicated below, the reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains will carry over in the reorganization.

         YOUR FUND'S CURRENT TRUSTEES AND OFFICERS WILL BE REPLACED BY THE TURNER TRUST'S TRUSTEES AND OFFICERS. The chart below includes the Trustees and Officers of the Turner Trust.

-------------------------------------------------------------------------------------------------------------------
                           POSITION HELD WITH                                             OTHER DIRECTORSHIPS/
NAME, ADDRESS  AND         TRUST AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST   TRUSTEESHIPS HELD BY
AGE(*)                     SERVICE(**)              5 YEARS                               TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Robert E. Turner (48)      Interested Trustee       Chairman and Chief Investment         N/A
                           (since 1996)             Officer, Turner (since 1990)
-------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato          Chairman of the Board    Associate Vice President and          Trustee, Constellation
(46)                       (since 2004);            Treasurer, Thomas Jefferson           Funds; Trustee,
                           Non-Interested Trustee   University (since 1995).              Constellation
                           (since 1996)                                                   Institutional Portfolios
-------------------------------------------------------------------------------------------------------------------
Janet F. Sansone           Non-Interested Trustee   Self-employed consultant (since       Trustee, Constellation
(59)                       (since 1996)             1999); previously Senior Vice         Funds; Trustee,
                                                    President of Human Resources,         Constellation
                                                    Frontier Corporation                  Institutional Portfolios
                                                    (telecommunications company) (1993
                                                    - 1999)
-------------------------------------------------------------------------------------------------------------------
John T. Wholihan           Non-Interested Trustee   Dean and Professor, Loyola
(66)                       (since 1996)             Marymount University (since 1984);
                                                    Director, TDK Mediactive (software
                                                    publisher)
-------------------------------------------------------------------------------------------------------------------
Thomas R. Trala, Jr.       President (since 2004)   Chief Operating Officer (since        N/A
(37)                                                2004) and Chief Financial Officer
                                                    (since 1995), Turner
-------------------------------------------------------------------------------------------------------------------
Peter Golden               Controller and Chief     Director, Fund Accounting, SEI        N/A
SEI Investments, One       Financial Officer        Investments (since 2001); Vice
Freedom Valley Drive,      (since 2001)             President of Fund Administration,
Oaks, PA                                            J.P. Morgan Chase & Co. (2000 -
(40)                                                2001); Vice-President, Fund and
                                                    Pension Accounting, Chase Manhattan
                                                    Bank (1997 - 2000)
-------------------------------------------------------------------------------------------------------------------
Lydia Gavalis              Vice President and       Vice President and Assistant          N/A
SEI Investments, One       Assistant Secretary      Secretary, SEI Investments (since
Freedom Valley Drive,      (since 1999)             1998)
Oaks, PA
(40)
-------------------------------------------------------------------------------------------------------------------
William E. Zitelli, Jr.    Vice President and       Vice President and Assistant          N/A
SEI Investments, One       Assistant Secretary      Secretary, (since August 2000);
Freedom Valley Drive,      (since 2000)             Vice President, Merrill Lynch & Co.
Oaks, PA                                            Asset Management Group (1998 - 2000)
(36)
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                           POSITION HELD WITH                                             OTHER DIRECTORSHIPS/
NAME, ADDRESS  AND         TRUST AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST   TRUSTEESHIPS HELD BY
AGE(*)                     SERVICE(**)              5 YEARS                               TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Timothy D. Barto           Vice President and       Vice President and Assistant          N/A
SEI Investments, One       Assistant Secretary      Secretary, (since December 1999);
Freedom Valley Drive,      (since 2000)             Associate, Dechert LLP ( law firm)
Oaks, PA                                            (1997 - 1999).
(36)
-------------------------------------------------------------------------------------------------------------------
Christine M. McCullough    Vice President and       Vice President and Assistant          N/A
SEI Investments, One       Assistant Secretary      Secretary, SEI Investments (since
Freedom Valley Drive,      (since 2000)             December 1999); Associate, White
Oaks, PA                                            and Williams LLP (a law firm) (1991
(43) - 1999).
-------------------------------------------------------------------------------------------------------------------
Brian F. McNally           Vice President (since    General Counsel (since 2004) and      N/A
(46)                       2002), Secretary and     Deputy General Counsel (since
                           Chief Compliance         2002), Turner; Assistant General
                           Officer (since 2004)     Counsel, Bank of America (1997 -
                                                    2002)
-------------------------------------------------------------------------------------------------------------------



* Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner General Counsel.
** Each Trustee serves until his or her respective successor has been duly elected and qualified. Each officer serves a one-year term.

         Board Committees. The Constellation Trust's Board has established an audit committee, which is comprised of each of the non-interested Trustees, as that term is defined in the 1940 Act (an "Independent Trustee") of the Constellation Trust, and a fair value pricing committee, which includes Mr. Salvato. The Turner Trust's Board has also established an audit committee, which is comprised of each of the Independent Trustees of the Turner Trust, and a fair value pricing committee, which includes Mr. Salvato.

         Compensating "Independent" Trustees. Each Independent Trustee of the Constellation Trust receives an annual retainer of $22,000, payable quarterly. In addition, Independent Trustees receive $2,500 for each regular or special in-person board meeting and for any special board meeting held by telephone where a vote is taken, and $1,500 for each Audit Committee meeting. Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Constellation Trust does not offer any retirement benefits for Trustees.

         Each Independent Trustee of the Turner Trust receives an annual retainer of $22,000 ($25,000 for the Chairman of the Board) payable quarterly. In addition, Independent Trustees receive $2,500 ($3,000 for the Chairman of the Board) for each regular or special in person board meeting and for any special board meeting held by telephone where a vote is taken, and $1,500 for each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional $1,000 per year. Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Turner Trust does not offer any retirement benefits for Trustees.

         Compensating "Interested" Trustees. The Constellation Trust does not compensate its Trustees who are officers or employees of CIMCO (i.e., "interested" Trustees). However, CIMCO compensates these Trustees in their capacity as officers or employees of CIMCO. Similarly, the Turner Trust's interested trustees will receive no compensation from the Turner Trust for their service in that capacity. However, these trustees will be paid in their roles as officers or directors of Turner.

         PURCHASES, REDEMPTIONS, AND EXCHANGES. The following chart highlights redemption and exchange features of the Constellation Core Growth Fund compared to those of the newly formed Turner Core Growth Fund.


             PURCHASE, REDEMPTION               CONSTELLATION CORE                              TURNER CORE
            AND EXCHANGE FEATURES               GROWTH FUND                                      GROWTH FUND
            ---------------------               ------------------                              -------------
Purchases.................................      By telephone, internet, mail, wire       By telephone, internet, mail, wire
                                                or systematic investments                or systematic investments
Redemptions..............................       By telephone, internet, mail, wire       By telephone, internet, mail, wire
                                                or systematic withdrawals                or systematic withdrawals
Exchanges.................................      With other Constellation Funds -         With other Turner Funds - by mail
                                                by mail or telephone                     or telephone

         OTHER FUND SERVICE PROVIDERS. The primary service providers of the Constellation Core Growth Fund and the anticipated primary service providers of the Turner Core Growth Fund are set forth below:

--------------------------------------------------------------------------------------------------------------------
                                      CONSTELLATION CORE GROWTH FUND            TURNER CORE GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
Investment Adviser                    CIMCO                                     Turner
--------------------------------------------------------------------------------------------------------------------
Sub-Adviser                           Turner                                    n/a
--------------------------------------------------------------------------------------------------------------------
Administrator                         CIMCO                                     Turner
--------------------------------------------------------------------------------------------------------------------
Sub Administrator                     SEI                                       SEI
--------------------------------------------------------------------------------------------------------------------
Distributor                           Constellation Investment Distribution     Constellation Investment
                                      Company, Inc.                             Distribution Company, Inc.
--------------------------------------------------------------------------------------------------------------------
Custodian                             First Union National Bank                 First Union National Bank
--------------------------------------------------------------------------------------------------------------------
Transfer Agent                        DST Systems, Inc.                         DST Systems, Inc.
--------------------------------------------------------------------------------------------------------------------
Independent Auditor                   KPMG, LLP                                 KPMG, LLP
--------------------------------------------------------------------------------------------------------------------

         CALCULATING NAV. The Constellation Core Growth Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The Turner Core Growth Fund will calculate its NAV at the same time.

         STATE OF ORGANIZATION. The Constellation Trust is a trust organized as a statutory trust under Delaware law. The Turner Trust is a trust organized as a business trust under Massachusetts law. The following is a summary of certain differences between and among the Declaration of Trust and By-laws of the Constellation Trust and the Declaration of Trust and By-laws of the Turner Trust. It is not a complete list of the differences.

         Delaware law contains favorable limitations on shareholder and trustee liability for obligations of the trust, and provides for indemnification out of trust property for any shareholder or trustee that may be held personally liable for the obligations of the trust. Further, under the By-laws of the Constellation Trust, such indemnification extends to any person who is or was a trustee, officer, employee or other agent of the Constellation Trust or is or was serving at the request of the Constellation Trust as a trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a trustee, director, officer or an employee or agent of a foreign or domestic corporation that was a predecessor of another enterprise at the request of such enterprise.

         Massachusetts law does not include provisions relating to the limitation of liability of the shareholders and trustees for a business trust. Therefore, the shareholders and trustees of a Massachusetts business trust could potentially be liable for obligations of the trust. The Turner Trust's Declaration of Trust, however, contains express provisions stating that the shareholders and trustees are not personally liable in connection with Trust property or the acts, obligations or affairs of the Trust. The Turner Trust's Declaration of Trust also contains an express provision limiting the liability of the Trustees and provides for indemnification of the shareholders and trustees under certain circumstances.

                  Removing Trustees. Under the Constellation Trust's Declaration of Trust, shareholders may remove a trustee by a vote of two-thirds of the Trust's outstanding shares. Under the Turner Trust's Declaration of Trust, shareholders holding a majority of the shares entitled to vote may remove a trustee.

                  Shareholder Meetings. The Constellation Trust's Declaration of Trust and By-Laws do not specifically authorize shareholders to call a special shareholder's meeting. Under the Turner Trust's Declaration of Trust and By-Laws, shareholders owning at least 10% of the outstanding shares of any Turner Fund may call a special shareholder's meeting for any purpose.

                  Quorum. At any meeting of shareholders, under the Constellation Trust's Declaration of Trust, 40% of the shares entitled to vote constitutes a quorum at a shareholder's meeting, except when a larger quorum is required by applicable law. Under the Turner Trust's Declaration of Trust and By-Laws, a majority in interest of the shares entitled to vote constitutes a quorum at a shareholder's meeting.

                  Derivative and Class Actions. Under the Turner Trust's Declaration of Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Turner Trust or its shareholders. The Constellation Trust's Declaration of Trust does not provide shareholders a similar right. Delaware law, however, affords shareholders of a business trust the right to bring derivative actions.

                  Reorganizing/Merging a Fund. Under the Constellation Trust's Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 14, 1998 without shareholder approval. Under the Turner Trust's Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 17, 2001 without shareholder approval.

                  Amending the Declaration of Trust. Under the Constellation Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval. Under the Turner Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval, except for amendments that affect certain shareholder rights.


          THE INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT

         Investment Advisory Agreement with Turner. Turner will serve as the Turner Core Growth Fund's investment adviser under an investment advisory agreement with the Turner Trust. Under the agreement, Turner will have general responsibility for the management of the Turner Growth Fund. Turner currently serves as the sub-adviser to the Constellation Core Growth Fund, and prior to May 7, 2004, served as the investment adviser to the predecessor Turner Tax Managed U.S. Equity Fund.

         Description of Turner. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990, and is registered with the SEC as an investment adviser. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2004, Turner had discretionary management authority with respect to approximately $[__] billion of assets. Turner has provided investment advisory services to investment companies since 1992.

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officer, as it relates to their duties at Turner, is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

         Name                             Position with Turner
         ----                             --------------------
         Robert E. Turner*                Chairman and Chief Investment Officer
         Mark D. Turner                   Vice Chairman and Senior Portfolio Manager
         Thomas R. Trala*                 Board Member, Chief Operating Officer, Chief Financial Officer and
                                          Treasurer
         Christopher McHugh               Board Member, Vice President and Secretary
         Brian F. McNally*                Corporate Counsel and Assistant Secretary

         * This person is also a Trustee or Trust officer of the Turner Trust.

         About the Investment Advisory Agreement. The investment advisory agreement between Turner and the Turner Trust is similar to the current investment advisory agreement between CIMCO and the Constellation Trust. Under the investment advisory agreement and subject to the direction of the Turner Trust's Board of Trustees, Turner will have general responsibility for the management of the Turner Core Growth Fund. As the Turner Core Growth Fund's investment adviser, Turner will manage the day-to-day investment activities of the Fund and will monitor compliance with the Fund's investment policies, guidelines and restrictions. As discussed above, Turner will receive investment advisory fees equal to the current base fee charged by CIMCO under its investment advisory agreement with the Constellation Trust. Turner will not, however, receive any performance-based adjustments to this advisory fee.

         The advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Turner Trust's Trustees, or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Turner Core Growth Fund, provided that in either event the continuance also is approved by a majority of the Turner Fund's Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to the Fund, without penalty, on 60 days' written notice to Turner by the Turner Fund's Trustees, or by vote of holders of a majority of the Turner Core Growth Fund's shares. Turner may terminate the agreement, without penalty, on 60 days' written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

         Under the investment advisory agreement, neither Turner nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Turner Trust and/or the Turner Core Growth Fund in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Turner in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

         The Constellation Core Growth Fund's current investment advisory agreement with CIMCO has a similar standard of care. Under that agreement, CIMCO is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law or federal securities law that cannot be waived or modified.

           CONSIDERATIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

         At an in-person meeting of the Constellation Trust's Board held on November 18, 2004, and at a subsequent telephonic meeting held on December 16, 2004, the Board of Trustees, including the Independent Trustees, discussed and unanimously approved the reorganization. The Trustees unanimously determined that the reorganization was in the Constellation Core Growth Fund's best interest and that the interests of the Constellation Core Growth Fund's existing shareholders will not be diluted as a result of the reorganization. The Trustees obtained from CIMCO and Turner such information as they deemed reasonably necessary to make these determinations. Representatives of CIMCO provided information to the Trustees about the potential benefits and detriments to the Constellation Core Growth Fund and its shareholders.

         The Trustees reviewed the terms and provisions of the agreement and plan of reorganization, the objectives, policies and restrictions of the Constellation Core Growth Fund and the Turner Core Growth Fund, the expected tax consequences of the reorganization to the Constellation Core Growth Fund and its shareholders, and the expense ratios of the Constellation Core Growth Fund and the Turner Core Growth Fund. In evaluating Turner and the reorganization, the Trustees reviewed certain materials furnished, and considered certain representations made, by Turner regarding its philosophy of management, performance expectations and methods of operation insofar as they related to the Turner Core Growth Fund.

         The Trustees further considered the similarities and differences between the current investment objectives and policies of the Constellation Core Growth Fund and those of the Turner Core Growth Fund. The Trustees also considered the Constellation Core Growth Funds' current fee and expense structure and historical expense ratio as compared to those proposed for the Turner Core Growth Fund. The Trustees reviewed the proposed fees as compared to those of comparable funds. In addition, the Trustees considered that Turner would bear all of the costs relating to the reorganization and this Information Statement.

         The principal factors that the Trustees considered in approving the reorganization were that: (i) the near sole shareholder of the Constellation Core Growth Fund at present is a tax deferred investor, and thus there was little likelihood that the approved change to the Fund's non-fundamental investment objective so as to eliminate any reference to seeking to minimize tax consequences to shareholders would have negative tax consequences for current shareholders; (ii) the Turner Core Growth Fund will have similar investment objectives, strategies, policies and limitations going forward as those recently adopted for the Constellation Core Growth Fund; and (iii) the same investment advisory personnel who have historically managed the Constellation Core Growth Fund will continue to manage the corresponding Turner Core Growth Fund after the reorganization. In addition, the Trustees reviewed pro forma expense ratios for the Turner Core Growth Fund, and the nature, scope and quality of services that Turner proposed to provide to the Turner Core Growth Fund. The Trustees also considered a number of other factors, including the capacity of Turner to perform its duties under the investment advisory agreement; Turner's investment management personnel; the financial standing of Turner, and the experience and expertise of Turner as an investment adviser. The Trustees also considered other alternatives for the Constellation Core Growth Fund, including termination, but determined that reorganizing the Constellation Core Growth Fund into a mutual fund group that would manage the Fund in a substantially similar manner following the reorganization was a preferable alternative to termination, because of, among other things, adverse tax consequences to shareholders. Based on the factors discussed above and others, the Trustees approved the reorganization, subject to shareholder approval.

         BASED ON THE ABOVE INFORMATION AND FACTORS, THE TRUSTEES UNANIMOUSLY DETERMINED TO RECOMMEND THAT THE CONSTELLATION CORE GROWTH FUND'S SHAREHOLDERS APPROVE THE REORGANIZATION.


                GENERAL INFORMATION ABOUT THE CONSTELLATION TRUST
                                AND OTHER MATTERS

         TRUSTEES AND OFFICERS. Information about the Constellation Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

NAME                           POSITION WITH THE TRUST
----                           -----------------------
John H. Grady                  Interested Trustee, President
Ronald W. Filante              Independent Trustee, Audit Committee Member
Alfred C. Salvato              Independent Trustee, Audit Committee Member, Fair Value Pricing Committee Member
Janet F. Sansone               Independent Trustee, Audit Committee Member
Peter Golden                   Controller and Chief Financial Officer

         ADVISER. CIMCO, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the investment adviser to the Constellation Core Growth Fund. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Constellation Trust. As of December 31, 2004, CIMCO had approximately $[__] billion in assets under management. As the Constellation Core Growth Fund's adviser, CIMCO continuously reviews, supervises and administers the Fund's investment programs. CIMCO also ensures compliance with the Fund's investment policies and guidelines.

         For its services, CIMCO is entitled to receive base investment advisory fees at an annualized rate, based on the average daily net assets of the Constellation Core Growth Fund, of 0.75%. However, these fees may be higher or lower depending on the Fund's performance relative to the S&P 500 Index. If the Fund outperforms its benchmark by 3.00% or more, CIMCO will receive higher advisory fees. Conversely, if the Fund underperforms its benchmark by the same amount, CIMCO will receive lower advisory fees. The Fund's advisory fee may range from a lowest possible fee of 0.60% to a highest possible fee of 0.90%.

         SUB-ADVISER. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania currently serves as investment sub-adviser for the Constellation Core Growth Fund. As the sub-adviser, Turner makes the investment decisions for the Fund, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees. For its services, Turner is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of the Fund, of 0.375%. Like CIMCO's advisory fees, however, these sub-advisory fees may be higher or lower depending on the Fund's performance relative to the S&P 500 Index. If the Fund outperforms its benchmark by 3.00% or more, Turner will receive higher advisory fees. Conversely, if the Fund underperforms its benchmark by the same amount, Turner will receive lower sub-advisory fees. Turner's sub-advisory fees, which are paid by CIMCO and not the Fund, may range from a lowest possible fee of 0.2625% to a highest possible fee of 0.4875%.

         ADMINISTRATOR. CIMCO also serves as the Constellation Core Growth Fund's administrator pursuant to an administrative agreement between the Constellation Trust, on the Fund's behalf, and CIMCO. SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, currently serves as Sub-Administrator.

         DISTRIBUTOR. Constellation Investment Distribution Company Inc. ("CIDCO"), 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312, an affiliate of CIMCO, serves as the distributor of the Constellation Core Growth Fund's shares pursuant to a distribution agreement between the Constellation Trust, on the Fund's behalf, and CIDCO. CIDCO receives no compensation for distributing Fund shares.

         5% SHAREHOLDERS. As of December 31, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Constellation Core Growth Fund.

------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF SHAREHOLDER                    NUMBER OF SHARES                 PERCENT OF FUND
------------------------------------------------------------------------------------------------------------------
[Name and Address of Shareholder]                                                   XX.XX%
------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, the Constellation Trust's Trustees and officers did not own any Fund shares.

         SHAREHOLDER PROPOSALS. The Constellation Trust does not currently intend to hold a meeting for shareholders of the Constellation Core Growth Fund relating to the Proposal, as it is expected that the Majority Shareholder will execute a written consent approving the Proposal on or before January 28, 2005. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Constellation Trust c/o Constellation Investment Management Company, LP, 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312. Shareholder proposals must be received by the Constellation Trust within a reasonable time before any such meeting in order for the proposals to be considered.

         OTHER MATTERS. The Trustees of the Constellation Trust are not aware of any other matters that are expected to arise in connection with the approval of the Proposal by the written consent of the Majority Shareholder.

         REPORTS TO SHAREHOLDERS. The Annual Report of the Constellation Trust for the fiscal year ended September 30, 2004 is incorporated by reference into this Information Statement. Shareholders may obtain additional copies of the Annual Report or this Information Statement free of charge by writing to the Constellation Trust at the address listed above, or by telephoning 1-866-242-5742.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

 EXHIBIT A

               [Turner Core Growth Fund Preliminary Prospectus, as
             filed by the Turner Funds via post-effective amendment
                     under Rule 485(a) on November 15, 2004]

EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION


         AGREEMENT AND PLAN OF REORGANIZATION dated as of December __, 2004 (the "Agreement"), by and between Constellation Funds, a Delaware statutory trust, on behalf of the Constellation TIP Tax Managed U.S. Equity Fund (the "Acquired Fund"), and Turner Funds, a Massachusetts business trust, on behalf of Turner Core Growth Fund (the "Acquiring Fund").

         WHEREAS, Turner Funds was organized on January 26, 1996 under Massachusetts law as a business trust and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of Turner Funds. The Acquiring Fund is a duly organized and validly existing series of Turner Funds;

         WHEREAS, Constellation Funds was organized on October 25, 1993 under Delaware law as a business trust and is an open-end management investment company registered under the 1940 Act. Constellation Funds has authorized capital consisting of an unlimited number of units of beneficial interest with no par value of separate series of Constellation Funds. The Acquired Fund is a duly organized and validly existing series of Constellation Funds;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all or substantially all of the liabilities of the Acquired Fund and units of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") followed by the distribution at the Effective Time (as defined in Section 9 of this Agreement) of the Acquiring Fund Shares to the holders of units of beneficial interest of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:

1. Plan of Reorganization. At the Effective Time, the Acquired Fund will assign, deliver, and otherwise transfer all of its assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities to be prepared as of the Effective Time (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens, encumbrances, and adverse claims, except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Fund, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations, and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and other property owned by the Acquired Fund at the Effective Time.

3. Liquidation of the Acquired Fund. At the Effective Time, the Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Acquiring Fund Share and Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Acquiring Fund Shares due such shareholder. As soon as practicable after the Effective Time, Turner Funds shall take any and all steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

4. Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

         (a) Organization, Existence, etc. Turner Funds is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

         (b) Registration as Investment Company. Turner Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the reorganization have been duly authorized and upon consummation of the reorganization will be validly issued, fully paid, and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

         (d) Authority Relative to this Agreement. Turner Funds, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Turner Funds Board of Trustees, and no other proceedings by the Acquiring Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquiring Fund is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

         (e) Liabilities. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operations of the Acquiring Fund.

         (f) Litigation. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (g) Contracts. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever with respect to the Acquiring Fund.

         (h) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

         (a) Organization, Existence, etc. Constellation Funds is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

         (b) Registration as Investment Company. Constellation Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Financial Statements. The audited financial statements of Constellation Funds relating to the Acquired Fund for the fiscal year ended September 30, 2004 (the "Acquired Fund's Financial Statements"), as delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

         (d) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances, and adverse claims.

         (e) Authority Relative to this Agreement. Constellation Funds, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Constellation Funds' Board of Trustees, and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The Acquired Fund is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

         (f) Liabilities. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operations of the Acquired Fund.

         (g) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits, or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Fund, under which no default exists, the Acquired Fund, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

         (i) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6. Conditions Precedent to Obligations of the Acquiring Fund.

         (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquired Fund shall have delivered to the Acquiring Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

7. Condition Precedent to Obligations of the Acquired Fund. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

8. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) Such authority from the Securities and Exchange Commission and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act of 1933.

         (c) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

         (d) The Acquired Fund and the Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for federal income tax purposes:

                  (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's stated liabilities;

                  (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

                  (3) The basis of the Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

                  (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the Effective Time;

                  (5) No gain or loss will be recognized by the Acquired Fund on the distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

                  (6) No gain or loss will be recognized by the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the such shareholders in exchange for such shareholders' Acquired Fund Shares;

                  (7) The basis of Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of such shareholders' Acquired Fund Shares surrendered in exchange therefor; and

                  (8) The holding period of Acquiring Fund Shares received by the Acquired Fund's shareholders will include such shareholders' holding period for Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time.

         (f) This Agreement and the reorganization contemplated hereby shall have been approved by at least a majority of the outstanding shares of the Acquired Fund entitled to vote on the matter.

         (g) The Board of Trustees of Turner Funds, at a meeting duly called for such purpose, shall have approved this Agreement and authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

9. Effective Time of the Reorganization. The exchange of the Acquired Fund's assets for Acquiring Fund Shares shall be effective as of close of business on Friday, January 28, 2005, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of Turner Funds and/or by resolution of the Board of Trustees of Constellation Funds, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

11. Amendment. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders.

12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of Delaware.

13. Notices. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed as follows:

If to the Acquired Fund:                       If to the Acquiring Fund:

John H. Grady                                  Thomas R. Trala
1205 Westlakes Drive, Suite 280                1205 Westlakes Drive, Suite 100
Berwyn, PA 19312                               Berwyn, Pennsylvania 19312
Telephone: 484.329.2801                        Telephone: 888.329.2300
Fax: 484.329.2855                              Fax: 610.786.0822

With a copy to:                                With a copy to:





14. Fees and Expenses.

         (a) The Acquiring Fund and the Acquired Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         (b) Except as otherwise provided for herein, all expenses of the reorganization contemplated by this Agreement will be borne by Turner Investment Partners, Inc., the investment adviser to the Turner Funds. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement, (ii) expenses associated with preparing and filing proxy and/or information statement materials, (iii) solicitation costs in connection with obtaining shareholder approval of the reorganization, (iv) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the Effective Date, (v) accounting fees, (vi) legal fees, and (vii) the Acquiring Fund's federal and state registration fees.

15. Headings, Counterparts, Assignment.

         (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. Entire Agreement. The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. Further Assurances. The Acquiring Fund and the Acquired Fund each shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. Binding Nature of Agreement. As provided in each party's bylaws, this Agreement was executed by the undersigned officers of Constellation Funds and Turner Funds, on behalf of the Acquired Fund and the Acquiring Fund, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund. Moreover, no series of either Constellation Funds or Turner Funds shall be liable for the obligations of any other series of Constellation Funds or Turner Funds.

         IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be executed as of the day and year first written above.


Attest:                                     TURNER FUNDS


________________________             By:______________________________
                                     Name:___________________________
                                     Title:____________________________


Attest:                                     CONSTELLATION FUNDS


________________________             By:______________________________
                                     Name:___________________________
                                     Title:____________________________